As filed with the Securities and Exchange Commission on March 14, 1997.
Registration No. [        ]
                ==============================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               __________________


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                            ELMWOOD FUNDING LIMITED
             (Exact name of registrant as specified in its charter)



       Cayman Islands                                        N/A
(State or other jurisdiction
of incorporation or organization)           (I.R.S. Employer Identification No.)


                              ____________________



If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the following box. [ ]


If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [X]


       Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                        Name of each exchange on which
      to be so registered:                       each class is to be registered:

  BOND-BACKED INVESTMENT CERTIFICATES,               NEW YORK STOCK EXCHANGE
       SERIES 1997-AT&T

       Securities to be registered pursuant to Section 12(g) of the Act:

                                     None

                ==============================================

ITEM 1.  DESCRIPTION OF THE REGISTRANT'S SECURITIES TO BE REGISTERED:


The material set forth in the section captioned "Description of Certificates" in the prospectus and in the section captioned "Description of the Certificates" in the prospectus supplement included in the Registrant's Amendment No. 3 to Form S-3 Registration Statement (Registration No. 333-5698), filed with the Securities and Exchange Commission (the "Commission") on March 12, 1997, is incorporated herein by reference.


ITEM 2.  EXHIBITS:


1 Certificate of Incorporation of the Registrant dated September 11, 1996, incorporated herein by reference from Exhibit 3.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-5698), as amended, filed with the Securities and Exchange Commission (the "Commission") on October 2, 1996.

2 Memorandum of Association and Articles of Association of the Registrant dated September 17, 1996, incorporated herein by reference from Exhibit 3.2 to the Registrant's Registration Statement on Form S-3 (File No. 333-5698), as amended, filed with the Commission on October 2, 1996.

3 Standard Terms for Trust Agreements between Elmwood Funding Limited, as Depositor, and United States Trust Company, as Trustee, dated as of March 14, 1997 (the "Standard Terms"), incorporated herein by reference from
     Exhibit 4.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-5698), as amended, filed with the Commission on October 2, 1996.

4 Series Supplement (the "Series Supplement") to the Standard Terms dated as of March 14, 1997, creating the Bond-backed Investment Certificates Trust, Series 1997-AT&T and providing for the issuance of the Series 1997-AT&T Certificates.

5 Form of Series 1997-AT&T Certificate, filed as Exhibit B to the Series Supplement.

                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 14th day of March, 1997.



ELMWOOD FUNDING LIMITED



By: /s/ Derrie Boggess
    -----------------------------------------
Name: Derrie Boggess
Title: Director



AUTHORIZED U.S. REPRESENTATIVE


/s/ Gary Davis
-------------------------------------------
Gary Davis, as the duly
authorized representative of
Elmwood Funding Limited in
the United States

Date: March 14, 1997

                                 EXHIBIT INDEX

Exhibit No.    Description                                                         Page
-----------    -----------                                                         ----
1              Certificate of Incorporation of the Registrant dated September
               11, 1996, incorporated herein by reference from Exhibit 3.1 to the Registrant's Registration Statement on Form S-3 (File
               No. 333-5698), as amended, filed with the Securities and
               Exchange Commission (the "Commission") on
               October 2, 1996.

2 Memorandum of Association and Articles of Association of the Registrant dated September 17, 1996, incorporated herein by reference from Exhibit 3.2 to the Registrant's Registration
               Statement on Form S-3 (File No. 333-5698), as amended, filed with the Commission on October 2, 1996.

3              Standard Terms for Trust Agreements between Elmwood
               Funding Limited, as Depositor, and United States Trust
               Company, as Trustee, dated as of March 14, 1997 (the
               "Standard Terms"), incorporated herein by reference from
               Exhibit 4.1 to the Registrant's Registration Statement on Form
               S-3 (File No. 333-5698), as amended, filed with the Commission on October 2, 1996.

4              Series Supplement (the "Series Supplement") to the Standard
               Terms dated as of March 14, 1997, creating the Bond-backed
               Investment Certificates Trust, Series 1997-AT&T and providing for the issuance of the Series 1997-AT&T
               Certificates.

5 Form of Series 1997-AT&T Certificate, filed as Exhibit B to the Series Supplement.